UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

HECLA MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 – Changes to Articles of Incorporation or Bylaws

On May 23, 2023, the Board of Directors (“Board”) of Hecla Mining Company (the “Company”) approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation revising Article II to change the registered office address and registered agent in the State of Delaware from The Corporation Trust Company (“CT”) to Corporation Service Company (“CSC”). The Amendment will become effective immediately upon filing the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on or about May 26, 2023. The Restated Certificate of Incorporation is filed as Exhibit 3.1 to this current Report on Form 8-K and is incorporated herein by reference.

On May 23, 2023, the Board of the Company approved an amendment to the Company’s Bylaws revising Article I, Section 1 to change the registered office address and registered agent in the State of Delaware from CT to CSC. The amended Bylaws are filed as Exhibit 3.2 to this current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting, our shareholders were asked to consider and vote upon the following four proposals: (1) election of two nominees to our Board to hold office until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the calendar year 2023; (3) approval, on an advisory basis, of the compensation of our named executive officers; and (4) approval, on an advisory basis, of the frequency of the vote on named executive compensation.

On the record date of March 24, 2023, there were 602,191,096 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The amount of shares present at the meeting, in person or by proxy, was 403,162,913 or 66.94% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1. Election of Two Director Nominees. The shareholders elected each of the director nominees proposed by our Board to serve until the 2026 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Phillips S. Baker, Jr.	324,248,541	3,366,997	1,242,279	74,305,096
George R. Johnson	318,944,718	8,384,795	1,428,304	74,305,096

Proposal 2. Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
384,522,751	13,372,912	5,267,250

There were no broker non-votes with respect to Proposal 2.

Proposal 3. Advisory Vote on Named Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
317,819,241	9,038,063	2,000,513	74,305,096

Proposal 4. Advisory Vote on Frequency of Named Executive Compensation Vote. The following is a breakdown of the voting results on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
294,982,852	945,805	30,546,641	2,382,519

There were no broker non-votes with respect to Proposal 4.

As a result, we will continue to hold an advisory vote on our named executive officer compensation program on an annual basis.

Item 9.01 – Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

3.1	Restated Certificate of Incorporation.*

3.2	Bylaws of Hecla Mining Company, as amended May 23, 2023.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: May 26, 2023

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